UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

            Date of Report (Date of earliest reported): July 20, 2005

                          CORRIDOR COMMUNICATIONS CORP.
               (Exact name of registrant as specified in charter)


                           (Former name of registrant)

           Delaware                     000-29645                94-3402831
 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)              File Number)          Identification No.)

              9333 EAST MAIN STREET, SUITE 122, MESA, ARIZONA 85207 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (480) 380-5855

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) Effective July 20, 2005, the Board of Directors of Corridor Communications Corp (the "Company") accepted the resignation of Scott MacCaughern as Chairman of the Board of the Board of Directors of the Company.

(d) On December 8, 2005, the Board of Directors of the Company appointed Michael
J. Zwebner as a director of the Company. Mr. Michael J Zwebner, is currently the Chairman and Chief Executive Officer of Universal Communication Systems Inc,
(UCSY) involved in the telecommunications, water industry and Solar Energy fields, and is also the President of Reddi Brake Supply Corp (RDDI). He has been involved in the telecommunications business for over fifteen years, and was previously the founder and Chairman of the Board of Talk Visual Corp (latterly known as TVC Telecom, Inc). Mr. Zwebner has over thirty years of business experience and accomplishments, in international commerce, covering a multitude of corporate activities, including mergers and acquisitions, negotiations and contracts, financing, purchasing and sales of companies as well as businesses, and general corporate consulting. He has been involved in a number of multi million dollar commercial transactions. Mr. Zwebner has educational degrees in Economics, Geography, and general Accounting, and is fluent in 5 languages.
The Company has not entered into any related party transactions with Mr. Michael J Zwebner and has not entered into an employment agreement in connection with Mr. Zwebner's appointment as a director of the company. The Board of Directors appointed Mr. Zwebner as a director of the Company to serve until the next meeting of the stockholders. The appointment of Mr. Michael J Zwebner to the Company's board of directors was not based on any prior understanding or arrangement.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.       Description
-----------       -----------

17.1              Letter of Resignation dated July 20, 2005 from Scott
                  MacCaughern

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CORRIDOR COMMUNICATIONS CORP.

Date: December 16, 2005                /s/ J. Michael Heil
                                       -----------------------
                                       J. Michael Heil,
                                       Chief Executive Officer